                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934



Date of Report (Date of earliest event reported):  February 24, 1999

                             BOSTON CHICKEN, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in this charter)

Delaware                           0-22802                            36-3904053
--------------------------------------------------------------------------------
(State or other                  (Commission                       (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation)

       14123 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401-4086
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                (303) 278-9500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not applicable
--------------------------------------------------------------------------------

         (Former name or former address, if changes since last report)

Item 5. Other Events.

        The Company is party to a debtor-in-possession credit facility entered into on October 5, 1998, providing for up to $70 million (the "DIP Facility"), which was approved by the U.S. Bankruptcy Court for the District of Arizona in Phoenix, the court having jurisdiction over the Company's reorganization under Chapter 11 proceedings. The terms of the DIP Facility require the Company to maintain minimum system-wide earnings before interest, taxes, depreciation, amortization and certain lease payments, as defined ("EBITDAL") on a rolling period basis, measured as of the end of each of the Company's four-week retail periods. On February 24, 1999, the Bankruptcy Court approved an amendment to the DIP Facility between the Company and the DIP Facility lenders that, among other things, lowers the minimum EBITDAL measure for the Company's first through sixth retail periods ending June 13, 1999 to reflect the Company's revised financial projections. After that date, the minimum system-wide EBITDAL measures will revert to measures based on those originally provided in the DIP Facility, as adjusted for the revised performance measures in retail periods one through six. In addition, interest payments on certain of the Company's senior secured credit facilities are deferred through June 13, 1999; however, the amount of availability under the DIP Facility will be reduced by the aggregate amount of interest payments deferred. The amount of funds available per retail period under the DIP Facility also was revised to reflect all of these changes.

        There can be no assurance that the Company will be able to comply with the covenants related to the DIP Facility or that there will be borrowing availability under the DIP Facility at all times when necessary. If the Company is unable to comply with the DIP Facility covenants, upon action of the requisite number of DIP Facility lenders, all outstanding principal and interest under the DIP Facility could be accelerated and become immediately due and payable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

             The exhibits to this report are listed in the Exhibit Index set forth elsewhere in this Report.



                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 26, 1999

                                        BOSTON CHICKEN, INC.

                                        By: /s/Lawrence E. White
                                           --------------------------------
                                           Lawrence E. White
                                           Executive Vice President and
                                           Chief Financial Officer

                             BOSTON CHICKEN, INC.

                                 EXHIBIT INDEX
                                 -------------

10.1 Amendment No. 1 dated February 24, 1999 to Debtor-in-Possession Credit Agreement dated as of October 5, 1998 among the Company and the other borrowers named therein, General Electric Capital Corporation, as Administrative Agent and a Lender, Bank of America National Trust and Savings Association, as Collateral Agent and a Lender, and the Lenders signatory thereto from time to time.